                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Glossary of Terms................................  6
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 20
Dividend Reinvestment Plan....................... 23

VLT SAR 8/98

                             LETTER TO SHAREHOLDERS




July 23, 1998

Dear Shareholder,
    Recently, we decided to
consolidate all Van Kampen American
Capital mutual funds under the single
name of Van Kampen Funds. This move
accompanies the change in the legal
name of our firm to Van Kampen Funds                  [PHOTO]
Inc. Consequently, your Trust's name
will be changing to Van Kampen High
Income Trust II on August 28. You can     DENNIS J. MCDONNELL AND DON G. POWELL
be assured that the change in your
Trust's name will not affect its
management or daily operations, and your Trust will continue to trade under its current ticker symbol. If you have any questions regarding your Trust or our new name, please contact your financial adviser.

ECONOMIC REVIEW
    The economy staged an impressive performance during the first half of the year. Growth surged despite a sharp drop in exports to Asia, unemployment sank to a 28-year low, and consumer confidence jumped to its highest level since 1969. Even Alan Greenspan, chairman of the Federal Reserve Board, has sung the economy's praises.
    During the first quarter, economic growth surged at a 5.4 percent annualized rate--its highest quarterly rate in almost two years. At the same time, consumer prices rose 2.5 percent on an annual basis. Inflation was tempered by lower oil prices, a pending budget surplus, and a strong dollar, which reduced import prices and limited price hikes of competing U.S. goods.
    Comforted by the moderate inflation rate and concerned about Asia's financial future, the Fed refrained from raising interest rates during the reporting period. The Asian crisis, otherwise, had a limited impact on the U.S. economy. Heavy consumer spending and a large inventory buildup by manufacturers overcame the drop in exports to the region.

MARKET OVERVIEW
    U.S. bonds rallied during the reporting period against this backdrop of steady Fed policy, economic crisis in Asia, and restrained price pressures. The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 5.92 percent on December 31, 1997, to 5.63 percent six months later. The yield had dropped to a record 5.58 percent in June amid heavy buying by investors seeking a safe haven from the Asian tumult.

                                                          Continued on page two

    Earlier in the reporting period, however, foreign sales of Treasury securities moved bond yields higher and bond prices lower. Fears of a Fed rate hike alternating with disappointment about the lack of a rate cut added to the volatility. The 30-year Treasury bond yield periodically jumped above the pivotal 6 percent level, after initially dropping below it in December. By mid-May, bond yields resumed their decline and the rally gained momentum.
    High-yield bonds outperformed Treasuries during the first quarter but underperformed in the second. Early in the year, investors aggressively bought shares of high-yield bond funds, seeking the additional income that these securities provide. The vibrant economy and strong stock market convinced them that most issuing companies probably would not have a problem servicing their debt.
    As Asia's economic troubles worsened and the stock market rally faltered during the second quarter, investors preferred the safety of Treasury bonds over the extra income of high-yield bonds. The demand for high-yield bonds eased, and the heavy supply of new issues triggered an increase in their risk premium over Treasury bonds.
    The average yield of high-yield bonds dropped from 8.94 percent on December 31, 1997, to 8.70 percent on June 30, 1998, according to the KDP Investment Advisors Index. The yield on 10-year Treasury bonds, the benchmark against which high-yield bonds are measured, fell from 5.74 percent to 5.45 percent. As a result, the yield spread between high-yield bonds and 10-year Treasuries widened slightly, indicating investors' preference for Treasury securities. In the first quarter, when high-yield bonds outperformed Treasuries, the spread had narrowed.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality* as of June 30, 1998

BB.................  30.2%
B..................  66.7%
CCC and below......   0.7%
Non-Rated..........   2.4%

*As Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY
    We used the following strategies to manage the Trust during the period:
    We maintained a portfolio consisting primarily of noninvestment-grade corporate bonds, which tend to pay higher yields than investment-grade securities but are less creditworthy. In order to help reduce the credit risk of the portfolio, we emphasized higher-quality noninvestment-grade bonds rated B or above.

                                                        Continued on page three

    Market yields declined during the reporting period, and most of our acquisitions were designed to offset portfolio changes caused by shifts in market conditions. Due to the drop in interest rates, for example, several bonds in the portfolio were called, including many investment-grade securities. As a result, the number of bonds in the portfolio rated BBB or higher declined. Much of the proceeds from calls were kept in cash during the spread expansion in the second quarter. We used that cash to purchase more bonds as favorable opportunities arose. Fallout from the Asian crisis or a decline in the stock market, for example, could cause high-yield bond prices to drop, making additional purchases more affordable. We don't expect the Asian crisis to affect the Trust negatively, because its exposure to Asian companies is minimal.
    Our purchases during the reporting period emphasized intermediate-term bonds in order to enhance the call protection of the Trust and extend its duration. As of June 30, 1998, less than 30 percent of the portfolio was priced to calls before the year 2000, compared with almost 50 percent of the Trust six months earlier. The average duration of the Trust, which is a measure of its sensitivity to changing interest rates, was 3.5 years as of June 30, 1998, compared with 4.53 years for the Lehman Brothers High Yield Bond Index. Our purchases also enhanced the sector diversification of the Trust in order to limit its credit risk. As of June 30, 1998, the largest sector concentration was
15.0 percent in telecommunications.

TOP FIVE PORTFOLIO INDUSTRY SECTORS*
AS OF JUNE 30, 1998

Telecommunications..........................................  15.0%
Printing, Publishing, and Broadcasting......................  10.2%
Oil and Gas.................................................   9.1%
Hotel, Motel, Inns, and Gaming..............................   8.0%
Health Care.................................................   4.4%

*As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY
    For the six-month period ended June 30, 1998, the Trust generated a total return of 2.18 percent(1). This reflects a decrease in market price per common share from $9.8125 on December 31, 1997, to $9.5625 on June 30, 1998, plus reinvestment of dividends that totaled $.48 per common share. Based on the monthly dividend of $.08 per share and the closing common stock price on June 30, 1998, the Trust generated a distribution rate of 10.04 percent(3). Please refer to the chart on page five for additional performance numbers.

                                                         Continued on page four

SIX-MONTH DIVIDEND HISTORY
FOR THE PERIOD ENDED JUNE 30, 1998


       Distribution per Common Share
Jan 1998.....................  $0.08
Feb 1998.....................  $0.08
Mar 1998.....................  $0.08
Apr 1998.....................  $0.08
May 1998.....................  $0.08
June 1998....................  $0.08

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK
    We expect economic growth in the second half of 1998 will slacken from its brisk first-quarter pace due to the Asian economic crisis, General Motors strike, and slowing inventory buildup by American industry. The bond market itself is suggesting a slowdown: the yield spread between short-term and long-term Treasury securities is almost flat, a configuration that typically indicates economic moderation.
    We believe there is little chance that the Fed will raise rates during the coming months unless price pressures build and the economic slowdown is short-lived. One indicator we will be watching closely is the consumer price index, because its growth rate has begun to accelerate. If inflation rises sharply and the Fed does decide to raise rates, Treasury yields will likely top
6.00 percent. Otherwise, yields are likely to remain within their recent range between 5.50 percent and 6.00 percent. We believe the Trust is well positioned for any future market volatility, due to its intermediate-term average maturity and emphasis on high-quality noninvestment-grade bonds.
    In the meantime, we will closely monitor market developments and their effects on the performance of the Trust, adjusting the portfolio when appropriate. We remain committed to maximizing dividend distribution to our investors and enhancing the total returns of the Trust. Thank you for your continued support and confidence in Van Kampen and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                                               Please see footnotes on page five

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1998

                VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST II
                           (NYSE TICKER SYMBOL--VLT)

 COMMON SHARE TOTAL RETURNS

Six-month total return on market price(1)..................     2.18%
Six-month total return based on NAV(2).....................     5.06%

 DISTRIBUTION RATE

Distribution rate as a % of closing common stock
  price(3).................................................    10.04%

 SHARE VALUATIONS

Net asset value............................................   $  8.38
Closing common stock price.................................   $9.5625
Six-month high common stock price (02/10/98)...............   $10.500
Six-month low common stock price (04/27/98)................   $ 9.375
Preferred share rate(4)....................................    5.490%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the initial call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one percent change in the price of a bond for every one percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's net asset value, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond. For corporate bonds, short-term bonds usually mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage. For bonds and notes, the yield is the annual interest divided by the market price.

YIELD SPREAD: The difference between the yields of different bonds, due to their different credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         CORPORATE BONDS  93.9%
         AEROSPACE & DEFENSE  3.4%
$1,350   Dyncorp........................................     9.500%   03/01/07  $  1,390,500
 1,950   Sequa Corp.....................................     9.625    10/15/99     2,013,375
   450   Sequa Corp.....................................     9.375    12/15/03       470,250
                                                                                ------------
                                                                                   3,874,125
                                                                                ------------
         AUTOMOBILE  2.7%
   300   Aetna Industries, Inc..........................    11.875    10/01/06       325,500
   950   Collins & Aikman Products Co...................    11.500    04/15/06     1,061,625
   600   Insilco Corp...................................    10.250    08/15/07       630,000
   450   MCII Holdings, Inc. (a)........................  0/12.000    11/15/02       426,375
   325   Venture Holdings, Inc..........................     9.750    04/01/04       327,438
   375   Venture Holdings, Inc..........................     9.500    07/01/05       380,625
                                                                                ------------
                                                                                   3,151,563
                                                                                ------------
         BUILDINGS & REAL ESTATE  2.8%
 1,900   American Standard, Inc.........................    10.875    05/15/99     1,976,000
   450   Kevco, Inc.....................................    10.375    12/01/07       469,125
   675   Webb (Del E.) Corp.............................     9.375    05/01/09       669,937
                                                                                ------------
                                                                                   3,115,062
                                                                                ------------
         CHEMICAL  4.1%
   800   Acetex Corp....................................     9.750    10/01/03       824,000
   540   American Pacific Corp., 144A Private Placement
         (b)............................................     9.250    03/01/05       558,900
 1,694   ISP Holdings, Inc..............................     9.750    02/15/02     1,795,640
 1,500   Pioneer Americas Acquisition Corp..............     9.250    06/15/07     1,485,000
                                                                                ------------
                                                                                   4,663,540
                                                                                ------------
         CONTAINERS, PACKAGING & GLASS  4.0%
 1,150   Fonda Group, Inc...............................     9.500    03/01/07     1,115,500
   870   Printpack, Inc.................................    10.625    08/15/06       913,500
 1,100   Radnor Holdings Corp...........................    10.000    12/01/03     1,149,500
   950   S.D. Warren Co.................................    12.000    12/15/04     1,049,750
   300   Sweetheart Cup, Inc............................     9.625    09/01/00       298,500
                                                                                ------------
                                                                                   4,526,750
                                                                                ------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         DIVERSIFIED/CONGLOMERATE MANUFACTURING  1.1%
$1,050   Communications & Power Industries, Inc.........    12.000%   08/01/05  $  1,181,250
                                                                                ------------
         ECOLOGICAL  0.6%
   400   Envirosource, Inc..............................     9.750    06/15/03       404,000
   200   Norcal Waste Systems, Inc......................    13.000    11/15/05       232,500
                                                                                ------------
                                                                                     636,500
                                                                                ------------
         ELECTRONICS  1.3%
   450   Advanced Micro Devices, Inc. (c)...............    11.000    08/01/03       479,250
   900   Decisionone Corp...............................     9.750    08/01/07       868,500
   150   Decisionone Corp. (Including 150 common stock
         warrants) (a)..................................  0/11.500    08/01/08        90,375
                                                                                ------------
                                                                                   1,438,125
                                                                                ------------
         FINANCE  3.3%
 1,450   Americredit Corp...............................     9.250    02/01/04     1,479,000
 1,000   Contifinancial Corp............................     8.375    08/15/03     1,027,500
 1,050   Trizec Finance.................................    10.875    10/15/05     1,181,250
                                                                                ------------
                                                                                   3,687,750
                                                                                ------------
         GROCERY  4.1%
   850   Fleming Cos., Inc..............................    10.500    12/01/04       881,875
   250   Fleming Cos., Inc..............................    10.625    07/31/07       261,250
 1,050   Jitney Jungle Stores America Inc...............    12.000    03/01/06     1,186,500
   791   Pantry, Inc. (a)...............................    12.500    11/15/00       858,235
   900   Pantry, Inc....................................    10.250    10/15/07       915,750
   435   Shoppers Food Warehouse, Inc...................     9.750    06/15/04       480,675
                                                                                ------------
                                                                                   4,584,285
                                                                                ------------
         HEALTHCARE  4.3%
   450   Fisher Scientific International, Inc...........     7.125    12/15/05       416,250
 1,050   Fresenius Medical Care Capital Trust...........     9.000    12/01/06     1,086,750
   225   Imagyn Medical Technologies, Inc...............    12.500    04/01/04        90,000
   500   Paragon Health Network, Inc....................     9.500    11/01/07       510,000
 1,500   Sun Healthcare Group, Inc., 144A Private
         Placement (b)..................................     9.500    07/01/07     1,533,750
 1,100   Tenet Healthcare Corp..........................     8.625    12/01/03     1,160,500
                                                                                ------------
                                                                                   4,797,250
                                                                                ------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         HOTEL, MOTEL, INNS & GAMING  7.7%
$1,450   Argosy Gaming Co...............................    13.250%   06/01/04  $  1,631,250
   250   Booth Creek Ski Holdings, Inc..................    12.500    03/15/07       271,875
    50   Booth Creek Ski Holdings, Inc., 144A Private
         Placement (b)..................................    12.500    03/15/07        54,375
   652   Boyd Gaming Corp...............................     9.250    10/01/03       676,450
   870   Casino America, Inc............................    12.500    08/01/03       983,100
   675   Casino Magic Louisiana.........................    13.000    08/15/03       789,750
   800   Coast Hotels & Casinos, Inc....................    13.000    12/15/02       924,000
 1,100   Grand Casinos, Inc.............................     9.000    10/15/04     1,193,500
   870   Hollywood Casino, Inc..........................    12.750    11/01/03       952,650
 1,090   Majestic Star Casino L.L.C.....................    12.750    05/15/03     1,193,550
                                                                                ------------
                                                                                   8,670,500
                                                                                ------------
         LEISURE  3.0%
 2,100   Selmer, Inc....................................    11.000    05/15/05     2,299,500
 1,000   Viacom International, Inc......................    10.250    09/15/01     1,105,000
                                                                                ------------
                                                                                   3,404,500
                                                                                ------------
         MINING, STEEL, IRON & NON-PRECIOUS METAL  3.9%
   870   Armco, Inc.....................................     9.000    09/15/07       861,300
   130   Inland Steel Co................................    12.000    12/01/98       133,250
   870   Kaiser Aluminum & Chemical, Inc................    10.875    10/15/06       935,250
 1,300   Renco Metals, Inc..............................    11.500    07/01/03     1,391,000
   250   Renco Steel Holdings, Inc., 144A Private
         Placement (b)..................................    10.875    02/01/05       251,250
   850   WCI Steel, Inc.................................    10.000    12/01/04       871,250
                                                                                ------------
                                                                                   4,443,300
                                                                                ------------
         OIL & GAS  8.7%
 1,200   Benton Oil & Gas, Inc..........................    11.625    05/01/03     1,275,000
   870   Chesapeake Energy, Inc.........................     7.875    03/15/04       809,100
   500   Crown Century Petroleum, Inc...................    10.875    02/01/05       528,750
 1,400   Dawson Production Services, Inc................     9.375    02/01/07     1,410,500
 1,053   Giant Industries, Inc..........................     9.750    11/15/03     1,100,385
 1,600   Giant Industries, Inc..........................     9.000    09/01/07     1,668,000
   450   KCS Energy, Inc................................    11.000    01/15/03       483,750
   500   Petroleum Heat & Power, Inc....................    12.250    02/01/05       496,250

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         OIL & GAS (CONTINUED)
$ 800    Pride Petroleum Services, Inc..................     9.375%   05/01/07  $    846,000
  700    Universal Compression, Inc., 144A Private
         Placement (b)..................................         *    02/15/08       444,500
  800    Wainoco Oil Corp., 144A Private Placement
         (b)............................................     9.125    02/15/06       806,000
                                                                                ------------
                                                                                   9,868,235
                                                                                ------------
         PAPER  0.6%
  650    Doman Industries...............................     9.250    11/15/07       653,250
                                                                                ------------
         PERSONAL & NON-DURABLE  2.6%
1,550    Cole National Group, Inc.......................     9.875    12/31/06     1,677,875
1,300    Revlon Consumer Products Corp..................     8.625    02/01/08     1,306,500
                                                                                ------------
                                                                                   2,984,375
                                                                                ------------
         PRINTING, PUBLISHING & BROADCASTING  8.5%
  350    CSC Holdings, Inc..............................     8.125    08/15/09       373,625
  900    CSC Holdings, Inc..............................    10.500    05/15/16     1,059,750
1,100    Fundy Cable Ltd................................    11.000    11/15/05     1,210,000
  900    Grupo Televisa, Inc............................    11.875    05/15/06     1,003,500
  870    Helicon Group, Inc.............................    11.000    11/01/03       930,900
  850    International Cabletel, Inc. (a)...............  0/12.750    04/15/05       750,125
  400    International Cabletel, Inc. (a)...............  0/11.500    02/01/06       327,000
1,100    K-III Communications Corp......................    10.250    06/01/04     1,179,750
  550    Northland Cable Television, Inc................    10.250    11/15/07       588,500
1,100    United International Holdings, Inc. (a)........  0/10.750    02/15/08       684,750
  550    Valassis Communications........................     9.550    12/01/03       618,750
  800    Young Broadcasting, Inc........................    11.750    11/15/04       888,000
                                                                                ------------
                                                                                   9,614,650
                                                                                ------------
         PRODUCER MANUFACTURING  0.8%
  150    Associated Materials, Inc......................     9.250    03/01/08       153,000
  500    Carpenter W.R., Inc............................    10.625    06/15/07       527,500
  250    Numatics, Inc., 144A Private Placement (b).....     9.625    04/01/08       253,750
                                                                                ------------
                                                                                     934,250
                                                                                ------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         RETAIL  3.5%
$ 200    Big 5 Corp.....................................    10.875%   11/15/07  $    206,000
  600    Community Distributors, Inc....................    10.250    10/15/04       624,000
  500    Hosiery Corp. America, Inc. (Including 500
         common stock warrants).........................    13.750    08/01/02       551,250
  675    Musicland Group, Inc...........................     9.875    03/15/08       671,625
1,610    United Stationers Supply Co....................    12.750    05/01/05     1,835,400
                                                                                ------------
                                                                                   3,888,275
                                                                                ------------
         TELECOMMUNICATIONS  14.4%
  950    Capstar Broadcasting Partners (d)..............     9.250    07/01/07       997,500
1,410    Centennial Cellular Corp.......................     8.875    11/01/01     1,473,450
1,004    Centennial Cellular Corp.......................    10.125    05/15/05     1,129,500
  400    Century Communications Corp....................         *    03/15/03       272,000
  200    Century Communications Corp....................     9.500    03/01/05       217,000
1,100    Century Communications Corp....................     8.875    01/15/07     1,168,750
1,100    Echostar Communications Corp. (a)..............  0/12.875    06/01/04     1,075,250
  950    EZ Communications, Inc.........................     9.750    12/01/05     1,047,375
  675    Fonorola, Inc..................................    12.500    08/15/02       747,563
  950    Gray Communications Systems, Inc...............    10.625    10/01/06     1,045,000
  550    GST USA, Inc. (a)..............................  0/13.875    12/15/05       446,875
  400    Intermedia Communications of Florida, Inc.
         (Including 400 common stock warrants)..........    13.500    06/01/05       470,000
  150    Intermedia Communications, Inc.................     8.875    11/01/07       154,125
  940    Intermedia Communications, Inc., 144A Private
         Placement (b)..................................     8.600    06/01/08       954,100
  900    McLeod USA, Inc................................     9.250    07/15/07       936,000
1,250    Pegasus Communications Corp....................     9.625    10/15/05     1,287,500
1,000    Pinnacle Holdings, Inc., 144A Private Placement
         (a)(b).........................................  0/10.000    03/15/08       657,500
1,350    Rogers Cantel, Inc. (c)........................     9.375    06/01/08     1,409,062
  700    Teleport Communications Group..................     9.875    07/01/06       801,500
                                                                                ------------
                                                                                  16,290,050
                                                                                ------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         TEXTILES  3.1%
$1,100   Dan River, Inc.................................    10.125%   12/15/03.. $  1,168,750
 1,000   Pillowtex Corp.................................    10.000    11/15/06     1,072,500
   800   Pillowtex Corp.................................     9.000    12/15/07       824,000
   450   Scovill Fasteners, Inc.........................    11.250    11/30/07       464,625
                                                                                ------------
                                                                                   3,529,875
                                                                                ------------
         TRANSPORTATION  1.6%
   450   International Shipholding Corp.................     9.000    07/01/03       461,250
 1,300   U.S. Air, Inc..................................     8.625    09/01/98     1,304,212
                                                                                ------------
                                                                                   1,765,462
                                                                                ------------
         UTILITIES  3.8%
 1,700   AES Corp.......................................    10.250    07/15/06     1,853,000
   300   AES Corp.......................................     8.375    08/15/07       303,750
   400   El Paso Electric Co............................     8.250    02/01/03       427,000
   800   El Paso Electric Co............................     8.900    02/01/06       896,000
   114   Midland Cogeneration Venture...................    10.330    07/23/02       122,958
   800   National Energy Group, Inc.....................    10.750    11/01/06       728,000
                                                                                ------------
                                                                                   4,330,708
                                                                                ------------
TOTAL CORPORATE BONDS  93.9%..................................................   106,033,630
                                                                                ------------
         GOVERNMENT OBLIGATIONS  1.1%
1,300    Republic of Korea..............................     8.750    04/15/03     1,231,750
                                                                                ------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


                      Description                                               Market Value
--------------------------------------------------------------------------------------------
EQUITIES  1.4%
Hosiery Corp. America, Inc., 144A Private Placement (500 common stock
warrants) (b).................................................................  $     26,250
Intermedia Communication of Florida, Inc$., 144A Private Placement
(400 common stock warrants) (b)...............................................        63,414
Time Warner, Inc., 144A Private Placement (1,384 preferred shares) (b)........     1,546,620
Urohealth Systems, Inc., 144A Private Placement (525 common stock warrants)
  (b).........................................................................             5
                                                                                ------------
TOTAL EQUITIES................................................................     1,636,289
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  96.4%
  (Cost $107,296,127).........................................................   108,901,689

REPURCHASE AGREEMENT  3.6%
  J.P. Morgan Securities (U.S. Treasury Note, $3,062,000 par, 12.375% coupon, due 05/15/04, dated 06/30/98, to be sold on 07/01/98 at $4,052,619)
  (Cost $4,052,000)...........................................................     4,052,000
                                                                                ------------
TOTAL INVESTMENTS  100.0%
  (Cost $111,348,127).........................................................   112,953,669

LIABILITIES IN EXCESS OF OTHER ASSETS  0.0%...................................       (37,303)
                                                                                ------------

NET ASSETS  100.0%............................................................  $112,916,366
                                                                                ============

* Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined rate.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) Securities purchased on a when issued or delayed delivery basis.

(d) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $111,348,127).......................  $112,953,669
Cash........................................................           830
Interest Receivable.........................................     2,310,754
Other.......................................................         2,554
                                                              ------------
      Total Assets..........................................   115,267,807
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,916,742
  Income Distributions - Common and Preferred Shares........       154,816
  Investment Advisory Fee...................................        69,600
  Affiliates................................................        13,207
Accrued Expenses............................................       107,936
Trustees' Deferred Compensation and Retirement Plans........        89,140
                                                              ------------
      Total Liabilities.....................................     2,351,441
                                                              ------------
NET ASSETS..................................................  $112,916,366
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, 100,000,000 shares
  authorized, 900 outstanding with liquidation preference of
  $50,000 per share)........................................  $ 45,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,109,000 shares issued and
  outstanding)..............................................        81,090
Paid in Surplus.............................................    84,242,988
Net Unrealized Appreciation.................................     1,605,542
Accumulated Undistributed Net Investment Income.............       725,510
Accumulated Net Realized Loss...............................   (18,738,764)
                                                              ------------
      Net Assets Applicable to Common Shares................    67,916,366
                                                              ------------
NET ASSETS..................................................  $112,916,366
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($67,916,366 divided by
  8,109,000 shares outstanding).............................  $       8.38
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 5,145,241
Dividend....................................................       70,930
Other.......................................................      223,188
                                                              -----------
      Total Income..........................................    5,439,359
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      422,533
Preferred Share Maintenance.................................       56,698
Shareholder Services........................................       21,950
Trustees' Fees and Expenses.................................       12,031
Custody.....................................................        8,142
Legal.......................................................        7,351
Other.......................................................      105,692
                                                              -----------
      Total Expenses........................................      634,397
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,804,962
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   958,356
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    2,752,247
  End of the Period.........................................    1,605,542
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,146,705)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (188,349)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 4,616,613
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For Six Months Ended June 30, 1998 and
                  the Year Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months
                                                            Ended          Year Ended
                                                        June 30, 1998   December 31, 1997
-----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................. $  4,804,962      $  9,743,548
Net Realized Gain......................................      958,356         1,859,915
Net Unrealized Depreciation During the Period..........   (1,146,705)         (407,134)
                                                        ------------      ------------
Change in Net Assets from Operations...................    4,616,613        11,196,329
                                                        ------------      ------------
Distributions from Net Investment Income:
  Common Shares........................................   (3,891,753)       (7,783,356)
  Preferred Shares.....................................   (1,222,283)       (2,362,959)
                                                        ------------      ------------
Total Distributions....................................   (5,114,036)      (10,146,315)
                                                        ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....     (497,423)        1,050,014
NET ASSETS:
Beginning of the Period................................  113,413,789       112,363,775
                                                        ------------      ------------
End of the Period (Including accumulated undistributed
  net investment income of $725,510 and $1,034,584,
  respectively)........................................ $112,916,366      $113,413,789
                                                        ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                 Six Months Ended   ------------------------------------
                                  June 30, 1998      1997      1996     1995      1994
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period (a)................           $8.437    $8.307   $8.117   $7.320     $8.982
                                           ------    ------   ------   ------     ------
  Net Investment Income.........             .593     1.202    1.228    1.273      1.283
  Net Realized and Unrealized
    Gain/Loss...................            (.024)     .179     .214     .806     (1.530)
                                           ------    ------   ------   ------     ------
Total from Investment
  Operations....................             .569     1.381    1.442    2.079      (.247)
                                           ------    ------   ------   ------     ------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders..............             .480      .960     .960     .960      1.180
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders....             .151      .291     .292     .322       .235
  Return of Capital Paid to
    Common Shareholders.........              -0-       -0-      -0-      -0-        -0-
                                           ------    ------   ------   ------     ------
Total Distributions.............             .631     1.251    1.252    1.282      1.415
                                           ------    ------   ------   ------     ------
Net Asset Value, End of the
  Period........................           $8.375    $8.437   $8.307   $8.117     $7.320
                                           ======    ======   ======   ======     ======
Market Price Per Share at End of
  the Period....................          $9.5625   $9.8125   $9.375   $8.750     $7.500
Total Investment Return at
  Market Price (b)..............            2.18%*   15.34%   18.91%   30.33%    (12.94%)
Total Return at Net Asset Value
  (c)...........................            5.06%*   13.90%   15.15%   25.19%     (5.70%)
Net Assets at End of the Period
  (In millions)................            $112.9    $113.4   $112.4   $110.8     $104.4
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**......................            1.86%     1.83%    1.89%    1.96%      1.97%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common Shares
  (d)...........................           10.53%    10.93%   11.58%   12.09%     12.87%
Portfolio Turnover..............              42%*      98%      94%     124%       125%
 * Non-Annualized
** Ratio of Expenses to Average
   Net Assets Including
   Preferred Shares.............            1.13%     1.10%    1.12%    1.15%      1.17%

(a) Net Asset Value at April 28, 1989 of $11.160 is adjusted for common and preferred share offering costs of $.395 per share. Net asset value at December 31, 1991 of $7.619 is adjusted for redemption costs associated with the 9.5% cumulative preferred shares and offering costs associated with the auction preferred shares of $.332 per share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable

--------------------------------------------------------------------------------

                                                             April 28, 1989
                                                              (Commencement
Year Ended December 31,                                       of Investment
-------------------------------------------------------      Operations) to
        1993          1992          1991           1990   December 31, 1989
------------------------------------------------------------------------------
      $7.916        $7.287        $5.884         $9.307               $10.765
      ------        ------        ------         ------               -------
       1.422         1.691         1.512          1.908                 1.283
       1.021          .415         1.686         (3.410)               (1.461)
      ------        ------        ------         ------               -------
       2.443         2.106         3.198         (1.502)               (0.178)
      ------        ------        ------         ------               -------
       1.200          .975          .920          1.238                  .909
        .177          .502          .543           .666                  .371
         -0-           -0-           -0-           .017                   -0-
      ------        ------        ------         ------               -------
       1.377         1.477         1.463          1.921                 1.280
      ------        ------        ------         ------               -------
      $8.982        $7.916        $7.619         $5.884               $ 9.307
      ======        ======        ======         ======               =======
      $9.750        $9.375        $7.500         $5.250                $9.000
      17.01%        39.58%        62.27%        (30.57%)              (18.34%)*
      30.08%        16.92%        46.26%        (24.92%)              (15.21%)*
      $117.8        $109.2        $108.2          $94.1                $135.5
       1.72%         1.73%         2.73%          2.12%                 1.57%
      14.41%        14.49%        13.59%         15.99%                12.91%
        140%          145%           97%            65%                   31%*
       1.05%         1.02%         1.52%          1.11%                   N/A

                                              See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital High Income Trust II (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, consistent with preservation of capital, by investing in a portfolio of medium or lower grade fixed-income securities, or non-rated securities of comparable quality. The Trust commenced investment operations on April 28, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond discounts are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $19,676,935 which expires between December 31, 1998 and December 31, 2003, respectively. Of this amount, $5,278,407 will expire in 1998. Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales.

    At June 30, 1998, for federal income tax purposes, cost for long- and short-term investments is $111,348,127, the aggregate gross unrealized appreciation is $2,502,153 and the aggregate gross unrealized depreciation is $896,611, resulting in net unrealized appreciation of $1,605,542.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp Inc. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .75% of the average net assets of the Trust.

    For the six months ended June 30, 1998, the Fund recognized expenses of approximately $4,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended June 30, 1998, the Trust recognized expenses of approximately $23,100 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $52,412,704 and $42,989,129, respectively.

4. AUCTION PREFERRED SHARES
The Trust has outstanding 900 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is currently reset every 28 days through an auction process. The rate in effect on June 30, 1998, was 5.49%. During the six months ended June 30, 1998, the rates ranged from 5.40% to 5.70%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at a price of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS
State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
         2800 Post Oak Blvd., Houston, TX 77056, Attn: Closed-End Funds

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value
International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation and
Senior Loan Fund
   Prime Rate Income Trust
   Reserve
   Senior Floating Rate
   Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at
     WWW.VAN-KAMPEN.COM -- to view
     prospectuses, select Investors' Place,
     then Download a Prospectus

   - call us at 1-800-341-2911 weekdays
     from 7:00 a.m. to 7:00 p.m. Central
     time (Telecommunications Device for
     the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting
     WWW.VAN-KAMPEN.COM and
     selecting Investors' Place

                VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

  Vice President

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998
    All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.